T. Rowe Price Global Multi-Sector Bond Fund

Supplement to Prospectus and Summary Prospectus dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective December 31, 2025, Jeanny Silva will join Kenneth Orchard as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Ms. Silva joined T. Rowe Price in 2016.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2025, Jeanny Silva will join Kenneth Orchard as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Ms. Silva joined the Firm in 2016, and her investment experience dates from 2003. During the past five years, she has served as a fixed income credit analyst, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in 2025).

The date of this supplement is December 18, 2025.

F175-041 12/18/25